CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of J.P. Morgan Exchange-Traded Fund Trust of our reports dated December 22, 2022, relating to the financial statements and financial highlights for the funds constituting J.P. Morgan Exchange-Traded Fund Trust listed in Appendix A (the “Funds”), which appear in the Funds’ Annual Report on Form N-CSR for the year ended October 31, 2022. We also consent to the references to us under the headings “Financial Statements”, “Independent Registered Public Accounting Firm” and “Financial Highlights” in such Registration Statement.

/s/ PricewaterhouseCoopers LLP

New York, New York

February 23, 2023

Appendix A

JPMorgan ActiveBuilders Emerging Markets Equity ETF	For the period ended October 31, 2022
JPMorgan ActiveBuilders International Equity ETF	For the period ended October 31, 2022
JPMorgan BetaBuilders Canada ETF	For the period ended October 31, 2022
JPMorgan BetaBuilders Developed Asia Pacific ex-Japan ETF (formerly known as JPMorgan BetaBuilders Developed Asia ex-Japan ETF)	For the period ended October 31, 2022
JPMorgan BetaBuilders Europe ETF	For the period ended October 31, 2022
JPMorgan BetaBuilders International Equity ETF	For the period ended October 31, 2022
JPMorgan BetaBuilders Japan ETF	For the period ended October 31, 2022
JPMorgan BetaBuilders U.S. Equity ETF	For the period ended October 31, 2022
JPMorgan BetaBuilders U.S. Mid Cap Equity ETF	For the period ended October 31, 2022
JPMorgan BetaBuilders U.S. Small Cap Equity ETF	For the period ended October 31, 2022
JPMorgan Carbon Transition U.S. Equity ETF	For the period ended October 31, 2022
JPMorgan Climate Change Solutions ETF	For the period December 13, 2021 (commencement of operations) through October 31, 2022
JPMorgan Diversified Return Emerging Markets Equity ETF	For the period ended October 31, 2022
JPMorgan Diversified Return International Equity ETF	For the period ended October 31, 2022
JPMorgan Diversified Return U.S. Equity ETF	For the period ended October 31, 2022
JPMorgan Diversified Return U.S. Mid Cap Equity ETF	For the period ended October 31, 2022
JPMorgan Diversified Return U.S. Small Cap Equity ETF	For the period ended October 31, 2022
JPMorgan International Growth ETF	For the period ended October 31, 2022
JPMorgan International Research Enhanced Equity ETF	For the period ended October 31, 2022
JPMorgan Social Advancement ETF	For the period September 7, 2022 (commencement of operations) through October 31, 2022
JPMorgan Sustainable Consumption ETF	For the period September 7, 2022 (commencement of operations) through October 31, 2022
JPMorgan Sustainable Infrastructure ETF	For the period September 7, 2022 (commencement of operations) through October 31, 2022

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